UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Pzena Investment Management, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Pzena Investment Management, Inc.

320 Park Avenue, 8th Floor

New York, NY 10022

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 19, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Pzena Investment Management, Inc. (the “Company”), dated April 6, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 19, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 29, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2020

Dear Stockholders:

Due to the continued public health impact of the coronavirus pandemic (COVID-19), NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Stockholders of Pzena Investment Management, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Tuesday, May 19, 2020 at 10:00 a.m. Eastern Time.  The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically.

As described in the proxy materials for the Annual Meeting previously distributed, all holders of common stock as of March 23, 2020 (the “Record Date”) will be entitled to vote at the Annual Meeting. To be admitted to the virtual Annual Meeting at  www.virtualshareholdermeeting.com/PZN2020, you must enter the control number found on your proxy card or voting instruction form that you have previously received.  Once admitted to the Annual Meeting you may submit questions or vote during the Annual Meeting by following the instructions that will be available on the meeting website.

It is important that you read the proxy materials previously distributed and we encourage you to vote your common stock promptly in advance of the Annual Meeting by one of the methods described in the proxy materials.  The proxy card included with the proxy materials that have been previously distributed will not be updated to reflect the change in location.  You may continue to use the proxy card to vote your common stock in connection with the Annual Meeting

By Order of the Board of Directors, Joan F. Berger

Corporate Secretary

April 29, 2020

The Annual Meeting on May 19, 2020 at 10:00 a.m. is available at www.virtualshareholdermeeting.com/PZN2020. The Proxy Statement and the Company’s Form 10-K for the 2019 fiscal year are available at www.proxyvote.com. These materials are also available on the Company’s Investor Relations website at investors.pzena.com under “FILINGS & FINANCIALS.”